UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 21, 2004
                                                        ------------------

                            FIDELITY BANKSHARES, INC.
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                    000-29040              65-0717085
-----------------------            ------------------       -----------------
(State or Other Jurisdiction)     (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)


205 Datura Street, West Palm Beach, Florida                           33401
-------------------------------------------                        ----------
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:  (561) 803-9900
                                                     --------------



                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement
                ------------------------------------------
On September 21, 2004, Fidelity Bankshares, Inc. (NASDAQ: FFFL) and First Community Bancorp, Inc. entered into a definitive Merger Agreement under which First Community Bancorp, Inc. will merge into Fidelity Bankshares, Inc. Under the terms of the Agreement, each share of First Community Bancorp stock shall become and be converted into the right to receive $14.75 in cash and 0.3937 shares of Fidelity Bankshares. The aggregate merger consideration is approximately 350,000 shares of Fidelity Bankshares common stock and approximately $14.0 million in cash. The transaction is valued at approximately $27.1 million.

A copy of the Merger Agreement is filed as exhibit 2.1 and a press release announcing that the parties entered into the Merger Agreement is filed as exhibit 99.1 to this report.

Item 8.01        Other Events
                 ------------
On  September  22,  2004,  Fidelity  Bankshares,   Inc.  conducted  an  investor
presentation to stockholders. A copy of the presentation is available via the internet at www.fidfedonline.com.


Item 9.01         Financial Statements and Exhibits
                  --------------------------------

(a)  Financial Statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Exhibits.

     The following Exhibit is attached as part of this report:

     2.1 Agreement and Plan of Merger By and Between Fidelity Bankshares, Inc. and First Community Bancorp, Inc. dated September 21, 2004

     99.1 Press release dated September 22, 2004, announcing that Fidelity Bankshares, Inc. and First Community Bancorp, Inc. entered into the Merger Agreement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                            FIDELITY BANKSHARES, INC.



DATE: September 22, 2004                    By:/s/ Vince A. Elhilow
                                              ---------------------------------
                                               Vince A. Elhilow
                                               Chairman of the Board, President
                                                and Chief Executive Officer

                                  EXHIBIT INDEX

         Exhibit No.                                 Description

     2.1 Agreement and Plan of Merger By and between Fidelity Bankshares, Inc. and First Community Bancorp, Inc. dated September 21, 2004

     99.2 Press release dated September 22, 2004, announcing the entering into the Merger Agreement